                                                                    Exhibit 10.3
                                                                     Page 1 of 8
                            BRADLEY REAL ESTATE, INC.
                      1993 Stock Option and Incentive Plan
                  As Amended and Restated on September 9, 1996
                        And Amended through May 13, 1999




1.   PURPOSE; DEFINED TERMS

     (a) This 1993 Stock Option and Incentive Plan (the "Plan") is intended as a performance incentive for officers, Directors, employees and consultants of Bradley Real Estate, Inc. (the "Company") and its Subsidiaries (as hereinafter defined) to enable the persons to whom Options or other Awards are granted (the "Optionees" or "Grantees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of "incentive stock options" ("Incentive Options") as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options"), and rights to receive restricted stock ("Restricted Stock Awards"), unrestricted stock ("Unrestricted Stock Awards"), performance shares ("Performance Share Awards"), stock appreciation rights ("Stock Appreciation Rights") and dividend equivalent rights ("Dividend Equivalent Rights").

     (b) The undifferentiated terms "Option" and "Options" include both Incentive Options and Nonqualified Options. The terms "Award" and "Awards" include Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards, Stock Appreciation Rights and Dividend Equivalent Rights. The term "Subsidiaries" includes any corporation, partnership or other organization in which the Company owns at the time of the grant of the Award fifty percent or more of the economic interest in the equity of such organization.

2.   AWARDS TO BE GRANTED AND ADMINISTRATION

     (a) Options granted under the Plan may be either Incentive Options or Nonqualified Options, and shall be designated as such at the time of grant. To the extent that any Option intended to be an Incentive Option shall fail to qualify as an "incentive stock option" under the Code, such Option shall be deemed to be a Nonqualified Option; and, subject to the preceding part of this sentence, any Option not designated as either an Incentive Option or a Nonqualified Option shall be presumed to be intended to be an Incentive Option unless clear by its terms that it is not eligible to qualify as an Incentive Option.

     (b) The Plan shall be administered by a committee (the "Committee") of not less than two Directors of the Company appointed by the Board of Directors of the Company (the "Board of Directors"). It is the intention of the Company that each member of the Committee shall be a "non-employee director" as that term is defined and interpreted pursuant to Rule 16b-3(b)(3) or any successor rule thereto promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. Unless otherwise determined by the Board of Directors, the members of the Compensation Committee of the Board of Directors shall serve as the Committee under the Plan to the extent such members of the Compensation Committee are "non-employee directors" and "outside directors." Action by the Committee shall require the affirmative vote of a majority of all its members.

     (c) Subject to the terms and conditions of the Plan, the Committee shall have the power:

         (i) To determine from time to time the Awards to be granted to eligible persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Awards granted under the Plan to such persons;

         (ii) To construe and interpret the Plan and grants thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Award agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and the Optionee and Grantees;

         (iii) To amend any outstanding Award, subject to Section 17 hereof, and to accelerate or extend the vesting or exercisability of any Award and to waive conditions or restrictions on any Awards, to the extent it shall deem appropriate; and

         (iv) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.


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


                                                                    Exhibit 10.3
                                                                     Page 2 of 8

3.   AUTHORIZED SHARES

     (a) Awards may be granted under the Plan for up to an aggregate of 2,282,348 Shares (which number is subject to adjustment as provided in Section
13) shares of Common Stock, par value $.01 per share, of the Company ("Shares") (including 512,350 Shares previously issued or issuable pursuant to outstanding Awards under the Plan as of March 18, 1998); provided, however, that the maximum number of Shares for which Incentive Options may be granted under the Plan shall not exceed 500,000 Shares (which number is subject to adjustment as provided in Section 13). Subject to such overall limitations, Shares may be issued pursuant to any type or types of Award; provided, however, that Options or Stock Appreciation Rights with respect to not more than 250,000 Shares (which number is subject to adjustment as provided in Section 13) may be granted to any one individual during any one calendar year period.

     (b) Whenever any outstanding Option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise in the case of Incentive Options), the Shares allocable to the unexercised portion of such Option may again be the subject of Awards under the Plan. The Shares underlying any other Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall also be added back to the Shares available for issuance under the Plan.

4.   ELIGIBILITY

     (a) Incentive Options may be granted only to officers or other employees of the Company or its Subsidiaries, including members of the Board of Directors who are also officers or employees of the Company or any of its Subsidiaries. All other Awards may be granted to officers or other employees of the Company or any of its Subsidiaries and to consultants (which term includes persons who provide services to the Company or its Subsidiaries). Nonqualified Options may be granted to non-employee members of the Board of Directors pursuant to Section 7.

     (b) No person shall be eligible to receive any Incentive Option under the Plan if, at the date of grant, such person beneficially owns stock representing in excess of 9.8 percent of the voting power of all outstanding capital stock of the Company.

     (c) Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the Incentive Option is granted) of the Shares with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and Subsidiaries, if any) shall not exceed $100,000.

5.   TERMS OF THE OPTION AGREEMENTS

     Subject to the terms and conditions of the Plan, each option agreement shall contain such provisions as the Committee shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions, and any such provisions may be included in the option agreement by reference to the Plan:

     (a) Expiration; Termination of Employment. Each Option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the Option was granted ("grant date") in the case of an Incentive Option and not later than one week following the tenth anniversary of the grant date in the case of a Nonqualified Option. If an Optionee's employment with the Company or any of its Subsidiaries terminates for any reason, the Committee may in its discretion provide, at any time, that any outstanding Option granted to such Optionee under the Plan shall be exercisable for such period following termination of employment as may be specified by the Committee, subject to the expiration date of such Option.

     (b) Minimum Shares Exercisable. The minimum number of shares with respect to which an Option may be exercised at any one time shall be one hundred (100) shares, or such lesser number as is subject to exercise under the Option at the time.

     (c) Exercise. Each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

     (d) Purchase Price. The purchase price per Share subject to each Option shall be determined by the Committee; provided, however, that the purchase price per Share subject to each Incentive Option shall be not less than the fair market value of the Shares on the date such Option is granted, which unless otherwise determined by the Committee in any particular case shall be deemed to be the average closing price of the Shares as reported on the principal stock exchange on which the Shares are listed on each of the ten business days immediately preceding the date of the grant of the Option.



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


                                                                    Exhibit 10.3
                                                                     Page 3 of 8

     (e) Rights of Optionee. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) all requirements under applicable law and regulations shall have been complied with to the satisfaction of the Company, (iii) the Company shall have issued and delivered the Shares to the Optionee, and (iv) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

     (f) Transfer. No Option granted hereunder shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and such Option may be exercised during the Optionee's lifetime only by the Optionee, or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may provide in an option agreement that the optionee may transfer, without consideration for the transfer, his Nonqualified Option to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners and to charities.

6.   METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

     (a) Any Option granted under the Plan may be exercised by the Optionee in whole or, subject to Section 5 (b) hereof, in part by delivering to the Company on any business day a written notice specifying the number of Shares the Optionee then desires to purchase (the "Notice").

     (b) Payment for the Shares purchased pursuant to the exercise of any Option shall be made either: (i) in cash or by check for good funds or other payment acceptable to the Company equal to the Option exercise price for the number of shares specified in the Notice (the "Total Option Price"); (ii) if authorized by the applicable option agreement and if permitted by law, by delivery of Shares that the Optionee may freely transfer having a fair market value, determined by reference to the provisions of Section 5(d) hereof, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such Shares; (iii) by the Optionee delivering the Notice to the Company together with irrevocable instructions to a broker to promptly deliver the Total Option Price to the Company in cash or by other method of payment acceptable to the Company, provided, however, that the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity or other agreements as the Company shall prescribe as a condition of payment under this clause (iii);
(iv) if the Directors have authorized the loan of funds to the Optionee for the purpose of enabling or assisting the Optionee to effect the exercise of the Option, with the proceeds of such loan; or (v) any combination of the foregoing which in the aggregate equals the Total Option Price.

     (c) The delivery of certificates representing Shares to be purchased pursuant to the exercise of an Option will be contingent upon the Company's receipt of the Total Option Price and of any written representations from the Optionee required by the Committee, and the fulfillment of any other requirements contained in the option agreement or applicable provisions of law.

7.   OPTIONS GRANTED TO INDEPENDENT DIRECTORS

     (a) Each Director who is not also an employee of the Company or any of its Subsidiaries (an "Independent Director") shall automatically be granted on the days he or she first becomes a Director a Nonqualified Option to acquire 5,000 Shares and each Independent Director who is serving as Director of the Company on the next business day after the adjournment of each annual meeting of stockholders, after the 1998 annual meeting, shall automatically be granted on such day a Nonqualified Option to acquire 3,500 Shares. The exercise price per share for the Shares covered by an Option granted under this Section 7 shall be equal to the fair market value of the Shares, determined by reference to the formula stated in Section 5(d), on the date the Option is granted.

     (b) An Option granted under this Section 7 shall be exercisable in full as of the grant date and for a term of ten years thereafter provided that if the Optionee ceases to be a Director for any reason, such Option shall thereafter be exercisable by the Optionee, or by his or her legal representative, for a period of two years from the date of termination, or until the expiration of the stated term of the Option if earlier. Options granted under this Section 7 may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 6(b)
(i), (ii) or (iii). An Optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of an Option and not as to unexercised Options.

     (c) The provisions of this Section 7 shall govern the rights and obligations of the Company and Independent Directors respecting Options granted or to be granted to Independent Directors pursuant to this Section 7, notwithstanding any other provision of the Plan.





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


                                                                    Exhibit 10.3
                                                                     Page 4 of 8

8.   RESTRICTED STOCK AWARDS

     (a) A Restricted Stock Award is an Award entitling the recipient to acquire Shares, at par value or such other purchase price determined by the Committee, subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

     (b) Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a Grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates, evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 8(d) below.

     (c) Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a Grantee's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase all shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, from the Grantee or the Grantee's legal representative.

     (d) The Committee at the time of grant shall specify the date or dates and/or the attainment of preestablished performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Committee at any time, a Grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the Grantee's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall either be forfeited or subject to the Company's right of repurchase as provided in this
Section 8.

     (e) The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

9.   UNRESTRICTED STOCK AWARDS

     (a) The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award, pursuant to which the Grantee may receive Shares free of any restrictions under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

     (b) The Committee may permit the Grantee of any Unrestricted Stock Award to elect in advance to defer receipt of such Award in accordance with such rules and procedures as may be established by the Committee for that purpose. The Grantee of any deferred Unrestricted Stock Award shall be entitled to receive Dividend Equivalent Rights on the deferred Shares unless otherwise specified by the Committee.

     (c) The right to receive Shares on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

10.  PERFORMANCE SHARE AWARDS

     (a) Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire Shares upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the Performance Share Awards.

     (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.





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


                                                                    Exhibit 10.3
                                                                     Page 5 of 8

     (c) Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to Shares actually received by the participant under the Plan and not with respect to Shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of Shares under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

     (d) Termination. Except as may otherwise be provided by the Committee at any time prior to termination of employment (or other business relationship), a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or business relationship) with the Company and its Subsidiaries for any reason.

     (e) Acceleration, Waiver, Etc. At any time prior to the participant's termination of employment (or other business relationship), the Committee may in its sole discretion accelerate, waive or, subject to Section 17 hereof, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

11.  STOCK APPRECIATION RIGHTS

     (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or Shares or a combination thereof having a value equal to the excess of the fair market value of a Share, determined by reference to Section 5(d) hereof, on the date of exercise over the exercise price per Stock Appreciation Right set by the Committee at the time of grant, which price shall not be less than 85% of the fair market value of the Shares on the grant date (or over the option exercise price per share, if the Stock Appreciation Right was granted in tandem with an Option) multiplied by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (b) Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted by the Committee in tandem with, or independently of, any Option granted pursuant to the Plan (other than Options granted pursuant to Section 7). In the case of a Stock Appreciation Right granted in tandem with a Nonqualified Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

     (c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

         (i) Stock Appreciation Rights granted in tandem with an Option shall be exercisable at such time or times and to the extent that the related Option shall be exercisable.

         (ii) A Stock Appreciation Right or applicable portion thereof granted in tandem with an Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option. Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

         (iii) Stock Appreciation Rights granted in tandem with an Option shall be transferable only when and to the extent that the underlying Option would be transferable. Stock Appreciation Rights not granted in tandem with a Option shall not be transferable otherwise than by will or the laws of descent or distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

12.  DIVIDEND EQUIVALENT RIGHTS

     (a) Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would be paid on the Shares specified in the Dividend Equivalent Right (or other Award to which it relates) if such Shares were held by the recipient. A Dividend Equivalent Right may be granted hereunder as a component of another Award or as a freestanding Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at fair market value of the Shares, determined by reference to Section 5(d) hereof, on the date of reinvestment or, at the discretion of the Company, at such other price as may then apply under any dividend reinvestment plan sponsored by the Company. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, at the discretion of the Company. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of,



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


                                                                    Exhibit 10.3
                                                                     Page 6 of 8

or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

     (b) Interest Equivalents. Any Award under the Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

13.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     (a) If the Shares as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan, and in the number, kind, and per share exercise price of shares subject to outstanding unexercised Options or other Awards or portions thereof granted prior to any such change; but no such adjustments shall be made with respect to outstanding unexercised Options or other Awards solely as a result of the Company's issuance of additional Shares or purchase of outstanding Shares in either case for fair consideration as determined by the Board of Directors. In the event of any such adjustment in an outstanding Award, the Optionee or Grantee thereafter shall have the right to purchase the number of Shares under such Award at the per share price, as so adjusted, which the Optionee or Grantee could purchase at the total purchase price applicable to the Award immediately prior to such adjustment.

     (b) Adjustments under this Section 13 shall be determined by the Committee and such determinations shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any Option or portion thereof shall become exercisable. No fractional Shares shall be issued under the Plan on account of any adjustment specified above.

14.  EFFECT OF CERTAIN TRANSACTIONS

     In the case of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger, consolidation or other business combination in which the Company is acquired by another entity or in which the Company is not the surviving entity, or (iii) the sale of all or substantially all of the assets of the Company to another entity, the Plan and the Awards issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of Awards theretofore granted, or the substitution for such Awards of new awards, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in
Section 13. In the event of such termination, all outstanding Options and Stock Appreciation Rights shall be exercisable in full for at least fifteen days prior to the date of such termination whether or not otherwise exercisable during such period.

15.  TAX WITHHOLDING

     (a) Each Grantee (which term shall be deemed to include an Optionee) shall, no later than the date as of which the value of any Award granted hereunder or of any Shares or other amounts received thereunder first becomes includable in the gross income of the Grantee for federal income tax purposes (the "Tax Date"), pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income.

     (b) With the consent of the Committee, a Grantee may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to an Award a number of Shares with an aggregate fair market value (determined in accordance with Section 5(d) as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the Grantee with an aggregate fair market value (determined in accordance with Section 5(d) as of the date the withholding is effected) that would satisfy the withholding amount due.

16.  CHANGE OF CONTROL PROVISIONS

     Upon the occurrence of a Change of Control as defined in this Section 16:

     (a) Each outstanding Option and Stock Appreciation Right shall automatically become fully exercisable.

                                                                    Exhibit 10.3
                                                                     Page 7 of 8

     (b) All restrictions and conditions on each Restricted Stock Award, Performance Share Award and Dividend Equivalent Right shall automatically lapse and all Awards under the Plan shall be deemed fully vested.

     (c) "Change of Control" shall mean the occurrence of any one of the following events:

         (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 50% or more of either
     (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Board of Directors ("voting securities") or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); or

         (ii) persons who, as of the effective date of the amendment and restatement of the Plan, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a Director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

         (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50% of the voting securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or
     (C) any plan or proposal for the liquidation or dissolution of the Company.

17.  AMENDMENT OF THE PLAN

     The Board of Directors may discontinue the Plan or amend the Plan at any time, and from time to time, subject to any required regulatory approval, the limitation set forth in Section 7(c) and the limitation that, except as provided in Sections 5, 13 and 14 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

     (a) increase the number of Shares as to which Awards may be granted under the Plan.

     (b) change in substance Section 4 hereof relating to eligibility to participate in the Plan;

     (c) change in substance Section 5(d) relating to the requirement that the purchase price per Share subject to each Incentive Option be not less than the fair market value of the Shares on the date such Incentive Option is granted;

     (d) increase the maximum term of Options provided for herein; or

     (e) otherwise materially increase the benefits accruing to participants under the Plan.

     Except as provided in Section 5, 13 and 14 hereof, rights and obligations under any Award granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Grantee.

18.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Shares or stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. Neither the Plan nor any Award granted hereunder shall be deemed to confer upon any employee any right to continued employment with the Company or its Subsidiaries.


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


                                                                    Exhibit 10.3
                                                                     Page 8 of 8

19.  GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

     (a) The obligation of the Company to sell and deliver Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     (b) The Plan shall be governed by Maryland law, except to the extent that such law is preempted by federal law.

20.  EFFECTIVE DATE OF PLAN; STOCKHOLDER APPROVAL

     The Plan first became effective on March 4, 1993, the date that it was approved by the Board of Trustees of the Company's predecessor, Bradley Real Estate Trust; the Plan was approved by the shareholders of said Trust in accordance with applicable laws and regulations at the annual meeting held on May 20, 1993. The Plan was amended and restated by the Board of Directors on March 13, 1996; such amendment and restatement was approved by the stockholders of the Company in accordance with applicable laws and regulations at the annual meeting held on May 9, 1996. Following amendment by the Securities and Exchange Commission of Rule 16b-3 under the Act effective August 15, 1996, the Plan was further amended and restated by the Board of Directors on September 9, 1996. On May 14, 1998, the stockholders approved an amendment dated March 18, 1998 that increased the number of shares for which Awards may be granted under Section 3(a) and changes in the number of options granted to Directors under Section 7(a); and on May 13, 1998, the Board of Directors amended Section 16 of the Plan. No Awards may be granted under the Plan after March 18, 2008 the tenth anniversary of the original effective date of the Plan.
















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